           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

         Filed by the registrant  |X|
         Filed by a party other than the registrant  |_|

         Check the appropriate box:
         |_|      Preliminary proxy statement
         |X|      Definitive proxy statement
         |_|      Definitive additional materials
         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       Take-Two Interactive Software, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            Board of Directors of Take-Two Interactive Software, Inc.
            ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         |X|      No fee required.
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:


                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

                  (4)    Proposed maximum aggregate value of transaction:

                  (5)    Total Fee Paid:

          |_|     Fee paid previously with preliminary materials.

          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          | |
          (1)     Amount previously paid:

          (2)     Form, Schedule or Registration Statement No.:

          (3)     Filing party:

          (4)     Date filed:

                                  May 31, 2001



Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") which will be held on Thursday, June 21, 2001 at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that the election of the nominees as directors and the approval of an amendment of the Company's 1997 Stock Option Plan to increase the number of shares reserved for issuance thereunder are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the nominees as directors on the enclosed proxy card.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10004.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.

                                                     Sincerely yours,


                                                     Ryan A. Brant
                                                     Chairman

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  575 Broadway
                            New York, New York 10012
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, JUNE 21, 2001
                              --------------------

To the Stockholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Take-Two Interactive Software, Inc. (the "Company") will be held on Thursday, June 21, 2001, at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017, for the following purposes:

                  1. To elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

                  2. To consider and vote on a proposal to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 to 6,500,000; and

                  3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on April 25, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors,

                                            Ryan A. Brant
                                            Chairman

May 31, 2001


--------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  575 Broadway
                            New York, New York 10012


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 21, 2001


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 21, 2001, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about June 1, 2001.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are: 575 Broadway, New York, New York 10012, Telephone No.: (212) 334-6633.

         The following questions and answers provide important information about the Annual Meeting and this proxy statement:

Q.   What am I voting on?

A. - Election of directors: Ryan A. Brant, Kelly Sumner, Paul Eibeler, Oliver R. Grace, Jr., Robert Flug, Don Leeds and Mark Lewis.

   - A proposal to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 5,000,000 shares to 6,500,000 shares.

Q.   Who is entitled to vote?

A. Stockholders as of the close of business on April 25, 2001 are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.

Q.   How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the directors and the approval of the proposal to amend the Company's 1997 Stock Option Plan. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

     You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q.   How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors
     Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.

Q.   What does it mean if I receive more than one proxy card?

A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q.   Who will count the votes?

A. A representative of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspector of election.

Q.   What constitutes a quorum?

A. A majority of the outstanding shares present or represented by proxy constitutes a quorum for the Annual Meeting. As of April 25, 2001, 33,038,830 shares of the Company's common stock were issued and outstanding.

Q.   How many votes are needed for the election of directors?

A. Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the nominees. Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

     The proposal to amend the 1997 Stock Option Plan will be approved if the votes cast for the proposal exceed those cast against the proposal. Broker non-votes will not be counted as votes cast either for or against the proposals.

Q.   What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on April 25, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 33,038,830 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting voting as a single class, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Adoption of the amendment to the Company's 1997 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

Voting By Telephone Or Via The Internet

         For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on June 20, 2001. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

         For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.

         The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTORS

         At this year's Annual Meeting of Stockholders, directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2002. It is the intention of the Board of Directors to nominate Ryan A. Brant, Kelly Sumner, Paul Eibeler, Oliver R. Grace, Jr., Robert Flug, Don Leeds and Mark Lewis as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

         At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

         The Board of Directors recommends that stockholders vote FOR the election of the nominees.

         Following is information with respect to the nominees for directors:

         Ryan A. Brant, age 29, has been Chairman of the Company since its inception in 1993. Mr. Brant served as Chief Executive Officer from the Company's inception until February 2001. Mr. Brant has been a director of eUniverse, Inc., a leading online interactive entertainment network, since January 2001. Mr. Brant received a B.S. degree in Economics from the University of Pennsylvania's Wharton School of Business.

         Kelly Sumner, age 40, has been Chief Executive Officer since February 2001 and a director of the Company since December 1997. Mr. Sumner was President of Take-Two Interactive Software Europe Limited, a subsidiary of the Company, from July 1997 until February 2001. From April 1993 to July 1997, Mr. Sumner was President and Chief Operating Officer of Gametek, Inc. From June 1979 to April 1993, Mr. Sumner held various positions, most recently as Managing Director of the UK subsidiary of Commodore Business Machines.

         Paul Eibeler, age 45, has been President of the Company since July 2000 and a director since December 2000. Prior to joining the Company, Mr. Eibeler was a consultant for Microsoft's Xbox launch team, as well as W-Trade, Inc., an online financial services provider, and Essential Realities, Inc. From 1998 to 1999, Mr. Eibeler served as Acclaim Entertainment's Executive Vice-President and General Manager. During the seven years prior to that, Mr. Eibeler held various executive positions with Impact, Inc., a leading supplier of licensed toys and school supplies. Mr. Eibeler received a B.A. degree from Loyola College in 1978.

         Oliver R. Grace, Jr., age 46, has been a director of the Company since April 1997. Mr. Grace, a private investor, has been the Chairman of the Board of Andersen Group, Inc., a dental products and video broadcasting equipment manufacturing company, since 1990. Mr. Grace has also been a director of Republic Automotive Parts, Inc., a distributor of replacement parts for the automotive aftermarket, since 1982. Mr. Grace is a general partner of Anglo American Security Fund, L.P., a private investment fund.

         Robert Flug, age 52, has been a director of the Company since February 1998. Mr. Flug has been the President and Chief Operating Officer of S.L. Danielle, a women's apparel company, since September 1987. Mr. Flug received a B.S. in Business Administration from New York University.

         Don Leeds, age 49, has been a director of the Company since October 2000. Mr. Leeds has been President and Chief Executive Officer of Ultimate Health Media, LLC, a private health products and services company, since May 2000. From June 1996 to January 2000, Mr. Leeds was President and director of Youth Stream Media Networks, Inc., a publicly traded company engaged in providing college media and marketing services. Prior thereto, from 1988 to May 1996, Mr. Leeds was a Managing Director of Veronis, Suhler & Associates, Inc., an investment bank focused on media and publishing companies.

         Mark Lewis, age 51, has been a director of the Company since May 2001. For more than the past fifteen years and until February 2001, Mr. Lewis held various positions with Electronic Arts, most recently as Senior Vice President of International Operations. Mr. Lewis has been a director of Muse Communications Corp., a broadband technology company, since November 1997.

         Following is information with respect to certain of the Company's executive officers:

         James H. David Jr., age 36, has been Chief Financial Officer of the Company since April 2000. Prior to joining the Company, Mr. David was Chief Financial Officer of Motown Records from March 1996 to November 1998, at which time Motown was acquired by Universal Records. Thereafter, Mr. David was Vice-President of Finance for Universal-Motown Records. Prior to Motown, Mr. David held various positions at Ernst & Young, LLP for ten years. Mr. David is a Certified Public Accountant. Mr. David graduated from Villanova University with a BS in accounting.

         Larry Muller, age 43, has been Executive Vice President of Operations of the Company since February 2001. Mr. Muller served as Chief Financial Officer of the Company from January 1999 until April 2000 and Chief Operating Officer from April 2000 to February 2001. From December 1997 until January 1999, Mr. Muller was Chief Operating Officer and Chief Financial Officer of Jack of All Games, a subsidiary of the Company. Mr. Muller co-founded Alliance Distributors in 1989 and served as its Chairman and Chief Financial Officer until Alliance Distributors was acquired by the Company in December 1997. Mr. Muller received a B.A. in Economics from Stonybrook University in 1979.

         Section 16 (a) Beneficial Ownership Reporting Compliance. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons required to file forms under the Securities Exchange Act of 1934 filed such reports.

         Meetings of Directors and Committees. During the fiscal year ended October 31, 2000, the Board of Directors held nine meetings. The meetings were attended by all of the directors, either in person or by telephone, except that Neil Hirsch, a former director, attended fewer than 75% of the meetings held. In addition, the Board took other action by unanimous written consent. The Company has established a Compensation Committee of the Board of Directors. The function of the Compensation Committee of the Board of Directors is to review compensation policies and procedures of the Company, evaluate the executive officers' compensation and make recommendations to the Board of Directors regarding executive compensation. The Compensation Committee is comprised of Messrs. Grace, Flug and Leeds. The Compensation Committee held one meeting during the fiscal year ended October 31, 2000. The Company does not have a nominating committee.

Audit Committee Report

          The Company has established an Audit Committee of the Board of Directors consisting of Messrs. Grace, Flug and Leeds, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers, Inc. The Audit Committee supervises the audit and financial procedures of the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit A. The Audit Committee has: (1) reviewed and discussed the contents of the Company's audited financial statements with management; (2) discussed with its independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) received the written disclosures from such auditor as required by the Independent Standards Board; and (4) discussed with its auditor its auditor's independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000 filed with the Securities and Exchange Commission. The aggregate fees billed by the Company's independent auditor for the year ended October 31, 2000 are set forth below. The Audit Committee believes that the services performed by its independent auditor were compatible with maintaining its auditor's independence.

         Audit Fees..................................   $  457,500
         Financial Information Systems Design
           and Implementation Fees...................           --
         All Other Fees..............................   $1,675,958

                                              AUDIT COMMITTEE
                                              Oliver Grace, Jr.
                                              Robert Flug
                                              Don Leeds

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company during the fiscal years ended October 31, 1998, 1999 and 2000 to its Chief Executive Officer and its five most highly compensated executive officers other than its Chief Executive Officer, each of whom was serving at the end of the fiscal year ended October 31, 2000 (the "Named Executives"):

                           Summary Compensation Table

                                                                                                         Long-Term
                                                                                                        Compensation
                                                            Annual Compensation                             Award
                                    ------------------------------------------------------------        -------------
                                                                                                          Securities
                                    Year Ended                                     Other Annual           Underlying
Name and Principal Position         October 31,    Salary($)       Bonus($)      Compensation(1)          Options(#)
---------------------------         -----------    ---------       --------      ---------------         ------------
Ryan A. Brant
Chairman.......................        2000          344,365         705,812           ---                 200,000
                                       1999          243,873         516,130           ---                 200,000
                                       1998          158,667         218,785           ---                   ---

Kelly Sumner
Chief Executive Officer........        2000          255,702         147,862           ---                 180,000
                                       1999          230,892         120,269           ---                 125,000
                                       1998          166,220         119,175           ---                 125,000

Paul Eibeler
President......................        2000           80,208          70,000           ---                 275,000

Larry Muller
Executive Vice President               2000          256,077         133,629           ---                 165,000
of Operations .................        1999          215,077         200,808           ---                  70,000
                                       1998          161,933          25,122           ---                  20,000

Barry S. Rutcofsky
Executive Vice President (2)...        2000          251,346         155,000           ---
                                       1999           47,743           ---             ---                   ---
                                                                                                           260,000
James H. David Jr.
Chief Financial Officer........        2000          105,000          15,000           ---                  50,000

------------
(1) The aggregate value of benefits to be reported under the "Other Annual Compensation" column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executives.

(2)  Mr. Rutcofsky resigned as Co-Chairman and director of the Company in May
     2001.

         The following table sets forth information concerning options granted in the fiscal year ended October 31, 2000 to the Named Executives:

               Option Grants in Fiscal Year Ended October 31, 2000

                                                                Individual Grants
                              -------------------------------------------------------------------
                              Number of                                                              Potential Realizable
                              Securities       Percent of Total                                      Value at Assumed
                              Underlying       Options Granted to       Exercise                     Annual Rates of Stock
                              Options          Employees in             Price          Expiration    Price Appreciation for
   Name                       Granted (#)      Fiscal Year (%)          ($/Sh)            Date       Option Term (1)
-------------------------     -----------      ------------------       --------       ----------    ------------------------
                                                                                                       5%($)         10%($)
                                                                                                     ---------      ---------
Ryan A. Brant ...........        200,000             9.6                  9.875          7/31/05        545,656     1,205,757


Kelly Sumner ............         35,000             8.6                  10.50          4/10/05        101,533       224,362
                                  95,000                                  11.00          4/10/05        288,714       637,983
                                  25,000                                 9.2625          5/30/05         63,976       141,371
                                  25,000                                  10.05           8/1/05         69,416       153,391

Paul Eibeler ............        275,000            13.2                10.1875          7/20/05        774,020     1,710,382

Larry Muller ............         20,000             7.9                  11.50         11/15/04         63,545       140,417
                                  95,000                                  11.00           4/9/05        288,714       637,983
                                  25,000                                 9.2625          5/30/05         63,976       141,371
                                  25,000                                  10.05           8/1/05         69,416       153,391

Barry S. Rutcofsky ......             --              --                     --               --             --            --


James H. David Jr. ......         50,000             2.4                   8.25          4/13/05        113,966       251,835

-------------------
(1) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

         The following table sets forth information concerning the value of options exercised during the fiscal year ended October 31, 2000 and the value of unexercised stock options held by the Named Executives as of October 31, 2000:

                 Aggregated Option Exercises and Year End Values

                                              Value           Number of Securities
                              Shares        Realized              Underlying                      Value of Unexercised
                            Acquired on     --------          Unexercised Options                 In-the-Money Options
Name                        Exercise (#)      ($)             at October 31, 2000 (#)            at October 31, 2000 ($)*
----                        -----------       ---           ---------------------------       ----------------------------
                                                            Exercisable   Unexercisable       Exercisable    Unexercisable
                                                            -----------   -------------       -----------    -------------
Ryan A. Brant............     208,400      1,784,596          200,000        10,000             512,500           69,375

Kelly Sumner.............     125,600      1,445,283          231,900        72,500             667,969          286,094

Paul Eibeler.............         ---            ---           91,666       183,334             206,249          412,502

Larry Muller.............     122,812      1,134,272           83,855        31,666             183,302           84,266

Barry S. Rutcofsky.......         ---            ---          176,666        83,334             743,539          348,961

James H. David Jr........         ---            ---              ---        50,000                 ---          209,375

*Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the Common Stock, which was $12.4375 on October 31, 2000.

Director Compensation

         Non-employee directors currently do not receive cash compensation for serving on the Board of Directors. Non-employee directors are eligible to receive options under the Company's 1997 Stock Option Plan. Mr. Leeds received options to purchase 12,500 shares during the year ended October 31, 2000. It is expected that each of the non-employee directors will receive options to purchase shares of Common Stock and a cash fee for serving on the Board for the year ending October 31, 2001.

Employment Agreements

         We entered into an employment agreement, as amended, with Ryan A. Brant for a five-year term commencing August 2000. The amended agreement provides that Mr. Brant is entitled to receive an annual salary of $600,000, a bonus based on our financial performance and options to purchase 300,000 shares.

         We entered into an employment agreement with Kelly Sumner for a three-year term commencing February 2001. The agreement provides that Mr. Sumner is entitled to an annual salary of $425,000, a bonus based on our financial performance and options to purchase 350,000 shares.

         We entered into an agreement, as amended, with Paul Eibeler for a three-year term commencing July 2000. The agreement provides that Mr. Eibeler is entitled to receive an annual salary of $375,000 and a bonus based on our financial performance.

         We entered into an employment agreement, as amended, with Larry Muller for a three-year term commencing January 1999. The agreement provides that Mr. Muller is entitled to receive an annual salary of $270,000 and a bonus based on our financial performance.

         We entered into an agreement, as amended, with James H. David, Jr. for a three-year term commencing April 2000. The agreement provides that Mr. David is entitled to receive an annual salary of $233,000 and a bonus based on our financial performance.

         All of the employment agreements provide that if the employment agreement is terminated under certain circumstances, including in the event of a change of control, the executive will be entitled certain severance compensation. The employment agreements also contain confidentiality and non-competition provisions.

Compensation Committee Interlocks And Insider Participation

         The Company has a Compensation Committee of the Board of Directors comprised of non-employee directors and currently consisting of Messrs. Grace, Flug and Leeds. Decisions as to executive compensation are made by the Board of Directors, based primarily upon the recommendation of such Committee. The Board of Directors (which includes such individuals) has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended October 31, 2000, none of the executive officers of the Company has served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

Report On Executive Compensation

         As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

         Base Salary. Compensation for executive officers consists of base salary, bonus and stock option awards. The base salary of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives, the Committee considered the Company's significant and rapid growth. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

         Bonuses. Bonuses for the Company's executive officers are not determined through the use of specific criteria. Rather, the Committee determines bonuses based on the Company's overall performance, profitability, working capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers the Company's revenues and profitability for the applicable period and each executive's contribution to the success of the Company. The Company's executive officers received bonuses which were deemed appropriate based upon the Company's operating results during the fiscal year.

         Stock Options. Stock option awards under the Company's Employee Stock Option Plan are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards is determined by the Committee on an informal basis. The Committee's determination as to the size of actual awards to individual executives is subjective, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options or "restricted stock" currently held by an executive is not taken into account in determining the number of stock options granted.

         In reviewing Mr. Brant's performance and determining compensation, the Committee considered the Company's overall performance, including earnings per share, revenue growth and the significantly expanded global scope of the Company's operations. Mr. Brant's salary, bonus and stock option awards for the year ended October 31, 2000 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance.


                                       COMPENSATION COMMITTEE

                                       Oliver Grace, Jr.
                                       Robert Flug
                                       Don Leeds

                             STOCK PERFORMANCE GRAPH

     The following line graph compares, from April 14, 1997, the first day on which the Company's Common Stock was publicly traded, through October 31, 2000, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the stocks comprising a Peer Group Index consisting of 3D0 Company, Acclaim Entertainment, Activision, Inc., Egames, Inc., Eidos PLC, Electronic Arts, Inc., GT Interactive Software, Interplay Entertainment, Midway Games and THQ Inc. The comparison assumes $100 was invested on April 14, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.



                                           [LINE CHART]


                                              4/14/97     10/31/97    10/31/98      10/31/99    10/31/00
                                              -------     --------    --------      --------    --------
Take-Two Interactive Software, Inc.           $100.00      $114.89     $110.64       $176.60     $211.71
Peer Group Index                               100.00       133.33      134.80        249.70      223.38
NASDAQ Market Value Index                      100.00       127.35      144.00        237.68      279.54

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of shares of Common Stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executives currently serving and (iv) all directors and executive officers of the Company as a group.

                                                         Number of Shares               Percentage of Outstanding
     Name and                                            of Common Stock                      Common Stock
     Address of Beneficial Owner(1)                   Beneficially Owned(2)                Beneficially Owned
     ------------------------------                   ---------------------             --------------------------
     Peter M. Brant(3).......................              2,548,749                              7.7%

     Oliver R. Grace, Jr.(4).................                781,338                              2.4

     Ryan A. Brant(5)........................                671,000                              2.0

     Kelly Sumner(6).........................                382,400                                *

     Larry Muller(7).........................                166,563                                *

     Robert Flug(8)..........................                157,000                                *

     Paul Eibeler(9).........................                164,999                                *

     James H. David Jr.(10)..................                 43,334                                *

     Don Leeds(11)...........................                 29,500                                *

     Mark Lewis(12)..........................                 20,000                                *

     All directors and executive officers
       as a group (nine persons)(13).........              2,416,134                              7.1%

------------
* Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is 575 Broadway, New York, New York 10012.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this proxy statement, have been exercised.

(3) Includes 1,541,930 shares held by Brant Allen Industries Incentive Profit Sharing Plan, of which Peter M. Brant is a trustee.

(4) Includes: (i) 653,678 shares owned of record by Anglo American Security Fund, L.P. ("Anglo American"), of which Mr. Grace is a general partner,
     (ii) 17,960 shares issuable upon the exercise of options owned by Anglo American, (iii) 88,913 shares owned by an affiliated entity and (iv) 20,787 shares issuable upon the exercise of options owned by Mr. Grace.

 (5)  Includes 215,000 shares issuable upon the exercise of options.

 (6)  Includes 369,900 shares issuable upon the exercise of options.

 (7)  Includes 158,855 shares issuable upon the exercise of options.

 (8) Includes 48,500 shares held by S.L. Danielle, Inc. and 45,000 shares of Common Stock issuable upon the exercise of options.

 (9)  Includes 154,999 shares issuable upon the exercise of options.

(10)  Includes 33,334 shares issuable upon the exercise of options.

(11)  Includes 27,500 shares issuable upon the exercise of options.

(12)  Represents shares issuable upon the exercise of options.

(13)  Includes 1,152,248 shares issuable upon the exercise of options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our principal executive and administrative office, located at 575 Broadway, New York, New York, is approximately 13,300 square feet of office space under a five-year lease with 575 Broadway Corporation, a company controlled by Peter M. Brant, the father of Ryan A. Brant. We pay rent of $410,000 per annum. We believe that the terms of the lease are no less favorable than those that could have been obtained from an unaffiliated third-party.

                                   PROPOSAL I

                 AMENDMENT OF 1997 STOCK OPTION PLAN TO INCREASE
                        THE NUMBER OF SHARES RESERVED FOR
                 ISSUANCE THEREUNDER FROM 5,000,000 TO 6,500,000
                 -----------------------------------------------

         At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 5,000,000 to 6,500,000.

         The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 1997 Stock Option Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to grow, should be expanded to increase the number of options which may be granted under the 1997 Stock Option Plan. The Board believes that such authority will provide the Company with significant means to attract and retain talented personnel and maintain current key employees.

Summary of the 1997 Stock Option Plan

         In January 1997, the stockholders of the Company approved the 1997 Stock Option Plan, as adopted by the Board of Directors, and as amended in April 1998, April 1999 and November 2000, pursuant to which officers, directors, employees and consultants of the Company are eligible to receive incentive stock options and non-qualified stock options to purchase up to an aggregate of 5,000,000 shares of Common Stock. As of April 25, 2001, no options were available for grant pursuant to the 1997 Stock Option Plan.

         The 1997 Stock Option Plan provides that the exercise price of each incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% in the case of stockholders who own more than 10% of the outstanding Common Stock), and requires that options expire not later than the tenth anniversary of the date of grant (the fifth anniversary in the case of stockholders who own more than 10% of the outstanding Common Stock). With certain limited exceptions, in the event that an option holder ceases to be employed by the Company or engages in or is involved with any business similar to that of the Company, such option holder's incentive options immediately terminate. Pursuant to the provisions of the 1997 Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any calendar year cannot exceed $100,000.

         The 1997 Stock Option Plan requires that the exercise price of all non-qualified stock options be at least equal to 100% of the fair market value of the Common Stock on the date of grant, provided that non-qualified options may be issued at a lower exercise price (but in no event less than 85% of fair market value) if the net pre-tax income of the Company in the full fiscal year immediately preceding the date of grant exceeded 125% of the mean annual average net pre-tax income of the Company for the three fiscal years immediately preceding such year. Non-qualified options must have an expiration date not later than the eighth anniversary of the date of the grant. With certain limited exceptions, in the event that the option holder ceases to be associated with the Company or engages in or becomes involved with any business similar to that of the Company, such option holder's non-qualified options immediately terminate.

Certain Federal Income Tax Consequences of the 1997 Stock Option Plan

         The following is a brief summary of the Federal income tax aspects of grants made under the 1997 Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified and Non-Plan Stock Options."

         2. Non-Qualified and Non-Plan Stock Options. With respect to Non-Qualified and Non-Plan Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

         The approval of the proposed amendment to the Company's 1997 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

          The Board believes that the Proposed Amendment to the 1997 Stock Option Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the 1997 Stock Option Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.

                              INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP are the Company's independent auditors who reported on the financial statements of the Company for the fiscal years ended October 31, 1998, 1999 and 2000. It is currently anticipated that
PricewaterhouseCoopers LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending October 31, 2001.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2002 must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than December 31, 2001 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 2000 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 25, 2001. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  575 BROADWAY
                            NEW YORK, NEW YORK 10012
             ATTENTION: JAMES H. DAVID JR., CHIEF FINANCIAL OFFICER

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.


                                         By order of the Board
                                         of Directors,


                                         Ryan A. Brant
                                         Chairman


May 31, 2001

                                                                     Exhibit A


                       TAKE TWO INTERACTIVE SOFTWARE INC.
                             AUDIT COMMITTEE CHARTER

Composition

There shall be a committee of the board of directors (the "Board") of Take-Two Interactive Software, Inc. (the "Company") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealer's, Inc. ("NASD"), subject to the exception in NASD Marketplace Rule 4460(d)(2)(B).

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

     o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

     o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the stockholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or, if applicable, nominate an outside auditor for stockholder approval in any Company proxy statement).

     o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     o Consider, in consultation with the outside auditor and management of the Company, the audit scope and procedures.

     o Review the financial statements contained in the annual report to stockholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders.

     o Discuss with independent auditors matters requiring discussion under both SAS No. 61 and SAS No. 90. Review the financial statements contained in the annual report to stockholders with management and the outside auditor.

     o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     o Review and reassess the adequacy of the audit committee's charter annually.

     o Prepare a report of the audit committee to be included in the Company's proxy statement in accordance with applicable Securities and Exchange Commission regulations.

     o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit nor is it of the same quality as an audit. The audit is performed by the Company's independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  575 Broadway
                            New York, New York 10012

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                             THURSDAY, JUNE 21, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints RYAN A. BRANT and KELLY SUMNER and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") on Thursday, June 21, 2001 at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York, 10017, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

--------------------------------------------------------------------------------

|X| Please mark your
    votes as in this
    example using
    dark ink only.

                     FOR all nominees      WITHHOLD AUTHORITY
                      listed at right         to vote all
                   (except as marked to    nominees listed at
                    the contrary below)          right
1. ELECTION OF              |_|                   |_|           NOMINEES: Ryan A. Brant
   DIRECTORS:                                                             Oliver R. Grace, Jr.
                                                                          Kelly Sumner
                                                                          Robert Flug
                                                                          Don Leeds
                                                                          Paul Eibeler
                                                                          Mark Lewis

2. APPROVAL OF AMENDMENT TO THE
   COMPANY'S 1997 STOCK OPTION PLAN.       FOR       AGAINST       ABSTAIN
                                           |_|         |_|           |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS LISTED ABOVE.

Please mark, sign, date and return this proxy card using the enclosed envelope.

Signature____________________  Signature if filed jointly_____________________ DATED: ___________, 2001

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.